UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: April 30

Date of reporting period: April 30, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

April 30, 2010

Investment Commentary and

Annual Repor t

Legg Mason

Capital Management

All Cap

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Capital Management All Cap Fund

Fund objective

The Fund seeks long-term capital growth.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners All Cap Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Investment commentary

The year ended April 30, 2010 was rewarding for shareholders of Legg Mason Capital Management All Cap Fund (the “Fund”), both on an absolute basis and relative to the Fund’s benchmark. In our opinion, the Fund’s strong recent performance is attributable to our firm’s competitive advantages: a strong investment-driven culture, an excellent investment team, and a time-tested investment philosophy and process. The foundation of our process is a disciplined approach to valuation. This served the Fund well in late 2008 when the portfolio was repositioned to take advantage of the incredible values available in the market at that time. We believe it will continue to benefit shareholders in the future. With this commentary, I hope to leave you with a better understanding of our approach to investing and continued confidence in our ability to make the Fund a one-decision investment that you can hold for the long term, letting our investment team find what they believe to be the most undervalued stocks and sectors in the market.

The culture of Legg Mason Capital Management, LLC (“LMCM”) is steeped in intellectual curiosity, and we strive to continuously learn and improve. Most members of our investment team have attended Harvard’s behavioral finance courses and/or Santa Fe Institute seminars. Our team is top-notch, and I work closely with co-portfolio managers Bill Miller and David Nelson, as well as other portfolio managers and analysts to find what we believe to be the most undervalued securities and construct a portfolio with, in our opinion, the best risk-adjusted return potential. Together, we frequently meet with management teams to discuss their companies’ competitive positions, business models, capital allocation processes and strategies.

LMCM’s investment philosophy and process has three key components. First, we are long-term investors, believing inefficiencies occur more frequently when the time horizon is extended. In fact, historically the typical holding period for stocks in the Fund has been over three years. Second, the funds we manage are typically fairly concentrated based on our belief that mispriced securities should not be buried in a 200-stock portfolio where their impact is limited. Currently, the Fund has just over seventy stocks. Last, but certainly not least, we are valuation-based managers, attempting to find securities that trade at levels well below their intrinsic worth.

While all of LMCM’s funds share this same process, the Fund has more flexibility to construct a diversified portfolio since this “go-anywhere” fund can seek out the best investment opportunities in any equity category: small or large; growth or value; economically sensitive or recession resistant; domestic or foreign; and levered or unlevered balance sheets. Each of these characteristics can fall into or out of favor over time and the Fund has the flexibility to go wherever we believe the mispricings may exist. In addition, given significant tax losses available from past years, the Fund should be able to offset a large amount of future capital gains, if any. This should limit taxable distributions in coming years, even if the recent bull market continues.

When looking for opportunities for the Fund, we are particularly attracted to stories of change. Companies that change little over time are more likely to be efficiently priced, in our opinion. As a result, changes in a company’s management, capital allocation process, business mix, or compensation structure act as a signal to do more work on a company. As an example, Texas Instruments Inc. has been gradually reallocating capital away from its more competitive, lower return digital and wireless baseband business for years, reinvesting in higher return, faster growing analog semiconductor assets. This has improved the company’s margins, return on capital and ability to generate shareholder value. Trading at just 10x 2010 earnings per share (“EPS”), in our opinion, this top ten position in the Fund appears very attractive.

The Investment Commentary is not a part of the Annual Report.

Legg Mason Capital Management All Cap Fund	III

As noted earlier, the Fund’s performance in the past year was actually driven by our valuation discipline and decisions made in the second half of 2008 to invest in the cheapest areas of the market at that time. Specifically, our work identified a number of very attractive economically-sensitive securities, particularly in the small- and mid-cap space. Our move in this direction proved to be a bit early given the magnitude of the bear market; however, this portfolio realignment sowed the seeds of outperformance over the past year.

As we look out over the next several years, we are currently constructive on the economy and market. One of the worst recessions in fifty years ended last summer and one of the worst bear markets, measured by rolling ten-year returns of the S&P 500 Indexi, may have ended in early 2009. While there are real issues to tackle, particularly in Europe and China, a double dip appears unlikely at this juncture and the portfolio is positioned to benefit from a continued economic recovery.

Today, we find most measures of risk in the system have returned toward normal and there are less obvious mispricings in the market. As a result, we have been diversifying the portfolio over the past several months, identifying a number of large-cap stocks as potentially undervalued, typified by recent purchases of Merck & Co. Inc., PepsiCo Inc. and Yum! Brands Inc. The Fund has continued to move in a similar direction so far in the second quarter.

Investment results

Total returns for the Fund for various periods ended April 30, 2010 are presented below, along with those of comparative indices:

Average Annual Total Returns
	6 months	1 year	5 years	Since inception
Without Sales Charges
Class 1[1]	21.34%	54.78%	N/A	-10.59%
Class A	21.09%	54.42%	-2.19%	-4.59%
Class B	20.83%	52.98%	-2.93%	-5.17%
Class C	21.01%	53.88%	-2.73%	-5.20%
Class I	21.37%	54.76%	N/A	-12.56%
Russell 3000 Indexii	17.64%	40.90%	3.28%	0.50%
Lipper Multi-Cap Core Funds Category Averageiii	16.13%	39.15%	3.32%	2.06%
With Sales Charges
Class 1[1]	21.34%	54.78%	N/A	-13.02%
Class A	14.16%	45.65%	-3.34%	-5.17%
Class B	15.83%	47.98%	-3.13%	-5.17%
Class C	20.01%	52.88%	-2.73%	-5.20%
Class I	21.37%	54.76%	N/A	-12.56%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

For performance data including the effects of sales charges, Class 1 shares1 reflect the deduction of an initial sales charge of 8.50% for periods prior to July 27, 2007; Class A shares reflect the deduction of a maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a contingent deferred sales charge (“CDSC”) of 5.00%, which applies if shares are redeemed within one year of purchase and declines by 1.00% per year until no CDSC is incurred; and Class C shares reflect the deduction of a CDSC of 1.00%, which applies if shares are redeemed within one year of purchase.

The inception dates of Class 1, A, B, C and I shares are February 2, 2007, June 30, 2000, June 30, 2000, June 30, 2000 and October 2, 2007, respectively. The Index and Lipper returns are for the period beginning June 30, 2000. All Index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

As of the Fund’s most current prospectus dated August 28, 2009, as amended November 25, 2009, the gross total operating expense ratios for Class 1, Class A, Class B, Class C and Class I shares were 1.16%, 1.54%, 2.25%, 1.86% and 1.03%, respectively.

[1]

Effective July 27, 2007, Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

The Investment Commentary is not a part of the Annual Report.

IV	Legg Mason Capital Management All Cap Fund

Investment commentary (cont’d)

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25%. In addition, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.00% for Class I shares. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

I want to take this opportunity to thank shareholders and their financial advisors for their commitment to the Fund. I hope this commentary leaves you with a better understanding of the Fund and the philosophy and process that drives it, as well as confidence that our team has the experience and skills to navigate whatever the future may hold. Your support is appreciated and your comments are always welcome.

Sincerely,

Jay Leopold, CFA

May 25, 2010

RISKS: Diversification does not assure against market loss. Equity securities are subject to price fluctuation and possible loss of principal. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. International investments are subject to special risks, including currency fluctuation, as well as social, economic and political uncertainties, which could increase volatility. The Fund may use derivatives, such as options and futures which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is non-diversified, which means that the Fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. To the extent the Fund concentrates its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers. Please see the Fund’s prospectus for more information on these and other risks.

Portfolio holdings and breakdowns are as of April 30, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: EMC Corp. (3.7%), Assured Guaranty Ltd. (3.6%), AES Corp. (3.6%), International Business Machines Corp. (3.5%), Micron Technology Inc. (3.1%), Texas Instruments Inc. (2.7%), Red Hat Inc. (2.5%), Time Warner Inc. (2.3%), TD Ameritrade Holding Corp. (2.2%) and Hertz Global Holdings Inc. (2.1%). Please refer to pages 9 through 12 for a list and percentage breakdown of the Fund’s holdings.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but cannot be guaranteed. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Legg Mason, Inc., its affiliates and its employees are not in the business of providing tax or legal advice to taxpayers. These materials and any tax-related statements are not intended or written to be used, and cannot be used or relied upon, by any such taxpayer for the purpose of avoiding tax penalties. Tax-related statements, if any, may have been written in connection with the “promotion or marketing” of the transaction(s) or matter(s) addressed by these materials, to the extent allowed by applicable law. Any such taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax adviser.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.
iii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper Multi-Cap Core Funds Category Average is comprised of the Fund’s peer group of mutual funds.

The Investment Commentary is not a part of the Annual Report.

April 30, 2010

Annual Report

Legg Mason

Capital Management

All Cap

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Capital Management All Cap Fund 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is long-term capital growth. It seeks to achieve this objective by investing primarily in equity securities of any size that, in our opinion, offer the potential for capital growth. The strategy is not constrained by investment style or market capitalization. The Fund’s flexible, valuation-driven mandate allows us to invest in the areas of the market where we believe the most attractive risk-adjusted returns may be realized. The strategy adheres to a research-intensive investment process that focuses on assessing the expected value of companies and buying stocks at levels we perceive to be significant discounts to our assessment of their worth.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Equity markets rebounded strongly off their early March 2009 lows and rallied with few interruptions over the twelve-month period ended April 30, 2010. Markets exploded off their bottoms in the spring of 2009, propelled by economic indicators which showed stabilization and then tepid improvement in some key economic data points. The U.S. government also took steps to reinforce the financial system while building confidence via both President Obama’s stimulus package and the U.S. Department of the Treasury’s bank stress tests. A flurry of bank-led capital raises spurred investors’ appetites for historically undervalued shares, helping the market to gain ground quickly throughout the summer. While the market did encounter several brief corrections in August, the S&P 500 Indexi gained ground on a monthly basis in ten of the twelve months during the reporting period. Housing and manufacturing data continued to improve sequentially, even as unemployment topped out near 10% and leveled off entering the winter. Indeed, the new year brought with it new concerns for the newly optimistic stock investor, as the S&P 500 Index lost ground in January. In addition to persistent fears about a “jobless recovery” and its implications for the recovery of consumer spending and worries about a still-fragile housing market, tremors from the European sovereign debt markets grew louder throughout January and February. Those rumbles evolved into a full blown crisis in mid-February after Greece’s new government revealed its predecessor had understated the nation’s debt troubles. When the European Union proved at the outset to be more willing to talk about helping Greece than actually helping it with a bailout, investors fled Greek and other vulnerable Eurozone members’ debt. However, equities in the U.S. still fared well in March as investors marked the one-year anniversary of the market rally and stocks rose on higher expectations for corporate profits. However, the European sovereign debt crisis spilled over into equity markets at the end of the reporting period as investors around the world started to worry that Greece’s problem would become Europe’s and that the impact of the multi-billion-euro bailout plan announced in April (and later significantly increased in May) would stymie the economic recovery.

Q. How did we respond to these changing market conditions?

A. The most important decision made in the first nine months of this period was actually a decision not to make many significant changes to the portfolio that was put in place during the fourth quarter of 2008 and first quarter of 2009. As a reminder, our disciplined approach to valuation in the second half of 2008 led us to invest in the cheapest areas of the market at that time. Specifically, our work identified a number of very attractive economically sensitive securities, particularly in the small- and mid-cap space. It was these areas of the market which performed quite well in the first nine months of this reporting period, and our decision to stick with these undervalued areas served shareholders well. However, beginning in December and extending into the new calendar year, most measures of risk in the system began to return toward normal and there were less obvious mispricings in the market. As a result, we started the process of further diversifying the portfolio, identifying a number of large-cap and less economically sensitive stocks as potentially undervalued, typified by recent purchases of Merck & Co. Inc., PepsiCo Inc. and Yum! Brands Inc. Some less economically sensitive small- and mid-cap stocks like FTI Consulting Inc. and Jack in the Box Inc. were also added to the portfolio, demonstrating the benefits of our flexible mandate to find undervalued securities regardless of market capitalization. This trend continued recently in May, after this reporting period ended, as we have purchased several other mega-cap stocks which we consider to be particularly attractive.

2	Legg Mason Capital Management All Cap Fund 2010 Annual Report

Fund overview (cont’d)

Performance review

For the twelve months ended April 30, 2010, Class A shares of Legg Mason Capital Management All Cap Fund, excluding sales charges, returned 54.42%. The Fund’s unmanaged benchmark, the Russell 3000 Indexii, returned 40.90% over the same time frame. The Lipper Multi-Cap Core Funds Category Average1 returned 39.15% for the same period.

Performance Snapshot as of April 30, 2010
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Capital Management All Cap Fund:
Class 1[2]	21.34%	54.78%
Class A	21.09%	54.42%
Class B	20.83%	52.98%
Class C	21.01%	53.88%
Class I	21.37%	54.76%
Russell 3000 Index	17.64%	40.90%
Lipper Multi-Cap Core Funds Category Average[1]	16.13%	39.15%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated August 28, 2009, as amended November 25, 2009, the gross total operating expense ratios for Class 1, Class A, Class B, Class C and Class I shares were 1.16%, 1.54%, 2.25%, 1.86% and 1.03%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25%. In addition, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.00% for Class I shares. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

Q. What were the leading contributors to performance?

A. Financials and Information Technology (“IT”) companies tended to be the biggest contributors to the Fund’s performance during the reporting period. However, global power company AES Corp. was the greatest individual contributor. AES Corp. is leveraged to global power demand growth and the rebound in economic growth helped drive its shares up significantly during the period. Bond insurer Assured Guaranty Ltd., which was the leading contributor among the Fund’s Financials holdings, survived the financial crisis and stands alone as the leading provider of insurance for public finance in the U.S. Moreover, its status as a survivor of the crisis has allowed it to step into the vacuum created when competitors left the market. Also performing well was credit card and consumer loan provider Capital One Financial Corp. As credit trends improved and net charge-offs first decelerated and then declined, the company’s stock rose. Capital One Financial Corp. took fewer risks in its card business, shying away from subprime borrowers, which created a greater tailwind in the reporting period as trends improved and it began to release loan loss provisions. IT names like Red Hat Inc. and EMC Corp. benefited from the gradual rebound in corporate spending on enterprise hardware such as servers, virtualization technology and new operating systems following the drastic cuts in spending during the recession. Finally, semiconductor manufacturer Micron Technology Inc. nearly doubled during the period as demand for DRAM memory recovered, causing prices to rise and pushing the company to its first profitable quarter in three years in December.

Q. What were the leading detractors from performance?

A. Consumer Discretionary stocks were the greatest detractors from the Fund’s performance during the reporting period despite the rally in the equity

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended April 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 847 funds for the six-month period and among the 812 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 27, 2007, Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

Legg Mason Capital Management All Cap Fund 2010 Annual Report	3

markets. Casino and resort operator Pinnacle Entertainment Inc. suffered as gaming industry revenues remained depressed from the highs reached earlier in the decade. Women’s clothing retailer Liz Claiborne Inc. also struggled over the period as the recovery tended to favor luxury clothing or low-end retailers, leaving the value and middle retailers out of much of the rally. Finally, homebuilder Ryland Group Inc. floundered as investors remained skeptical about the recovery in the U.S. housing market given the worries of pent-up foreclosed inventories set to flood the market in early 2010. Concerns about the demand for new homes after the expiration of the federal government’s home buyer tax credit in April also kept many investors on the sidelines.

Q. Where there any significant changes to the Fund during the reporting period?

A. During the year, we actively sought to broaden out the Fund across sectors and individual names in an effort to reduce risk without giving up significant appreciation potential. During the period, we boosted our exposures to the Financials, Industrials Energy and Consumer Staples sectors. At the same time, we trimmed the Fund’s weights in the Consumer Discretionary, IT, Utilities, Materials, Health Care and Telecommunication Services sectors. In terms of the number of positions, we added two positions to the portfolio on a net basis, increasing the names from seventy-one to seventy-three. However, during the reporting period, we sold out of fifteen names and initiated positions in seventeen.

Significant additions to the portfolio included Best Buy Co. Inc., Wal-Mart Stores Inc., PepsiCo Inc. and Yum! Brands Inc. in the Consumer Discretionary and Consumer Staples sectors. We also initiated positions in biotechnology names Genzyme Corp. and Human Genome Sciences Inc. and added pharmaceutical giant Merck & Co. Inc. We added semiconductor company Avago Technologies Ltd. and insurers Assurant Inc. and Genworth Financial Inc. (Class A Shares) to the Fund to expand our exposure to the recovery in Financials. Rounding out the additions during the period were Equifax Inc., Bank of America Corp. warrants, FTI Consulting Inc., Huntington Bancshares Inc., Jack in the Box Inc., MICROS Systems Inc. and Nuance Communications Inc. We believe all of these securities trade below intrinsic value and help diversify the portfolio.

Meaningful sales during the period included Yahoo! Inc., which we believe has continued to struggle to compete with Google Inc. and Microsoft Corporation in the online search and advertising markets. The Fund also terminated its position in Financials names Comerica Inc., MetLife Inc., CIT Group Inc., MBIA Inc. and SLM Corp. Other liquidated positions included Industrials names Caterpillar Inc. and Lockheed Martin Corp., Consumer Discretionary names Liz Claiborne Inc., Pinnacle Entertainment Inc., Ryland Group Inc. and Toll Brothers Inc., Utilities RRI Energy Inc. and IT names Polycom Inc. and Marvell Technology Group Ltd.

Thank you for your investment in Legg Mason Capital Management All Cap Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

Sincerely,

Jay Leopold, CFA	Bill Miller, CFA
Portfolio Manager	Portfolio Manager
Legg Mason Capital Management, Inc.	Legg Mason Capital Management, Inc.

David Nelson, CFA
Portfolio Manager
Legg Mason Capital Management, Inc.

May 24, 2010

RISKS: Diversification does not assure against market loss. Equity securities are subject to price fluctuation and possible loss of principal. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. International investments are subject to special risks, including currency fluctuation, as well as social, economic and political uncertainties, which could increase volatility. The Fund may use derivatives, such as options and futures which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is non-diversified, which means that the Fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. To the extent the Fund concentrates its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers. Please see the Fund’s prospectus for more information on these and other risks.

4	Legg Mason Capital Management All Cap Fund 2010 Annual Report

Fund overview (cont’d)

Portfolio holdings and breakdowns are as of April 30, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: EMC Corp. (3.7%), Assured Guaranty Ltd. (3.6%), AES Corp. (3.6%), International Business Machines Corp. (3.5%), Micron Technology Inc. (3.1%), Texas Instruments Inc. (2.7%), Red Hat Inc. (2.5%), Time Warner Inc. (2.3%), TD Ameritrade Holding Corp. (2.2%) and Hertz Global Holdings Inc. (2.1%). Please refer to pages 9 through 12 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2010 were: Information Technology (27.2%), Financials (18.8%), Industrials (16.1%), Consumer Discretionary (12.5%) and Health Care (8.8%). The Fund’s portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
ii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Legg Mason Capital Management All Cap Fund 2010 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2010 and April 30, 2009. The Fund is actively managed. As a result, the composition at the Fund’s investment is subject to change at any time.

6	Legg Mason Capital Management All Cap Fund 2010 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2009 and held for the six months ended April 30, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	21.34%	$1,000.00	$1,213.40	1.12%	$6.15
Class A	21.09	1,000.00	1,210.90	1.44	7.89
Class B	20.83	1,000.00	1,208.30	2.23	12.21
Class C	21.01	1,000.00	1,210.10	1.95	10.69
Class I	21.37	1,000.00	1,213.70	1.00	5.49

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	5.00%	$1,000.00	$1,019.24	1.12%	$5.61
Class A	5.00	1,000.00	1,017.65	1.44	7.20
Class B	5.00	1,000.00	1,013.74	2.23	11.13
Class C	5.00	1,000.00	1,015.12	1.95	9.74
Class I	5.00	1,000.00	1,019.84	1.00	5.01
[1]	For the six months ended April 30, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Capital Management All Cap Fund 2010 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class B	Class C	Class I
Twelve Months Ended 4/30/10	54.78%	54.42%	52.98%	53.88%	54.76%
Five Years Ended 4/30/10	N/A	-2.19	-2.93	-2.73	N/A
Inception* through 4/30/10	-10.59	-4.59	-5.17	-5.20	-12.56

With sales charges[2]	Class 1[3]	Class A	Class B	Class C	Class I
Twelve Months Ended 4/30/10	54.78%	45.65%	47.98%	52.88%	54.76%
Five Years Ended 4/30/10	N/A	-3.34	-3.13	-2.73	N/A
Inception* through 4/30/10	-13.02	-5.17	-5.17	-5.20	-12.56

Cumulative total return
Without sales charges[1]
Class 1 (Inception date of 2/2/07 through 4/30/10)	-30.42%
Class A (Inception date of 6/30/00 through 4/30/10)	-37.01
Class B (Inception date of 6/30/00 through 4/30/10)	-40.67
Class C (Inception date of 6/30/00 through 4/30/10)	-40.88
Class I (Inception date of 10/2/07 through 4/30/10)	-29.26

Historical performance

Value of $10,000 invested

Class A, B and C Shares of Legg Mason Capital Management All Cap Fund vs. Russell 3000 Index† — June 2000 - April 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charges of 5.75%. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

[3]	Includes the effect of the 8.50% initial sales charge for periods prior to July 27, 2007. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges.

*	Inception date for Class 1 shares is February 2, 2007. Inception date for Class A, B and C shares is June 30, 2000. Inception date for Class I shares is October 2, 2007.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Capital Management All Cap Fund at inception on June 30, 2000, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through April 30, 2010. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

8	Legg Mason Capital Management All Cap Fund 2010 Annual Report

Schedule of investments

April 30, 2010

Legg Mason Capital Management All Cap Fund

Security	Shares	Value
Common Stocks — 99.3%
Consumer Discretionary — 12.5%
Hotels, Restaurants & Leisure — 2.8%
Jack in the Box Inc.	265,000	$6,232,800	*
PartyGaming PLC	793,795	3,725,760	*(a)
Yum! Brands Inc.	101,000	4,284,420
Total Hotels, Restaurants & Leisure		14,242,980
Media — 5.0%
Time Warner Cable Inc.	83,731	4,709,869
Time Warner Inc.	358,480	11,858,518
Viacom Inc., Class B Shares	260,100	9,189,333	*
Total Media		25,757,720
Multiline Retail — 0.9%
Kohl’s Corp.	82,800	4,553,172	*
Specialty Retail — 3.8%
Best Buy Co. Inc.	88,100	4,017,360
Chico’s FAS Inc.	690,000	10,274,100
Staples Inc.	209,700	4,934,241
Total Specialty Retail		19,225,701
Total Consumer Discretionary		63,779,573
Consumer Staples — 3.7%
Beverages — 3.0%
Hansen Natural Corp.	235,700	10,389,656	*
PepsiCo Inc.	80,500	5,250,210
Total Beverages		15,639,866
Food & Staples Retailing — 0.7%
Wal-Mart Stores Inc.	65,000	3,487,250
Total Consumer Staples		19,127,116
Energy — 6.1%
Energy Equipment & Services — 3.4%
Baker Hughes Inc.	179,600	8,936,896
National-Oilwell Varco Inc.	190,000	8,365,700
Total Energy Equipment & Services		17,302,596
Oil, Gas & Consumable Fuels — 2.7%
Apache Corp.	34,300	3,490,368
ConocoPhillips	102,500	6,066,975
XTO Energy Inc.	88,900	4,224,528
Total Oil, Gas & Consumable Fuels		13,781,871
Total Energy		31,084,467
Financials — 18.8%
Capital Markets — 5.5%
Blackstone Group LP	183,236	2,561,639
Goldman Sachs Group Inc.	24,800	3,600,960
Morgan Stanley	159,900	4,832,178
State Street Corp.	132,200	5,750,700
TD Ameritrade Holding Corp.	551,966	11,050,360	*
Total Capital Markets		27,795,837

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2010 Annual Report	9

Legg Mason Capital Management All Cap Fund

Security	Shares	Value
Commercial Banks — 0.9%
Huntington Bancshares Inc.	675,000	$4,569,750
Consumer Finance — 2.0%
Capital One Financial Corp.	239,000	10,374,990
Diversified Financial Services — 2.4%
Bank of America Corp.	187,828	3,348,973
JPMorgan Chase & Co.	210,431	8,960,152
Total Diversified Financial Services		12,309,125
Insurance — 6.9%
Allstate Corp.	70,500	2,303,235
Assurant Inc.	164,700	6,000,021
Assured Guaranty Ltd.	849,700	18,311,035
Genworth Financial Inc., Class A Shares	500,000	8,260,000	*
Syncora Holdings Ltd.	1,550,000	527,000	*
Total Insurance		35,401,291
Thrifts & Mortgage Finance — 1.1%
MGIC Investment Corp.	550,000	5,736,500	*
Total Financials		96,187,493
Health Care — 8.8%
Biotechnology — 2.8%
Amylin Pharmaceuticals Inc.	390,581	8,061,592	*
Genzyme Corp.	43,800	2,331,912	*
Human Genome Sciences Inc.	134,500	3,724,305	*
Total Biotechnology		14,117,809
Health Care Providers & Services — 4.3%
Aetna Inc.	144,523	4,270,655
McKesson Corp.	60,900	3,946,929
UnitedHealth Group Inc.	225,989	6,849,726
WellPoint Inc.	125,300	6,741,140	*
Total Health Care Providers & Services		21,808,450
Pharmaceuticals — 1.7%
Merck & Co. Inc.	251,300	8,805,552
Total Health Care		44,731,811
Industrials — 16.1%
Aerospace & Defense — 2.1%
Goodrich Corp.	111,400	8,263,652
Northrop Grumman Corp.	36,200	2,455,446
Total Aerospace & Defense		10,719,098
Air Freight & Logistics — 1.1%
United Parcel Service Inc., Class B Shares	79,000	5,462,060
Airlines — 3.3%
Delta Air Lines Inc.	672,300	8,121,384	*
UAL Corp.	406,000	8,761,480	*
Total Airlines		16,882,864
Commercial Services & Supplies — 0.7%
Republic Services Inc.	117,520	3,646,646
Electrical Equipment — 0.7%
Emerson Electric Co.	68,500	3,577,755

See Notes to Financial Statements.

10	Legg Mason Capital Management All Cap Fund 2010 Annual Report

Schedule of investments (cont’d)

April 30, 2010

Legg Mason Capital Management All Cap Fund

Security	Shares	Value
Industrial Conglomerates — 3.0%
3M Co.	116,000	$10,285,720
United Technologies Corp.	71,300	5,343,935
Total Industrial Conglomerates		15,629,655
Machinery — 0.8%
Deere & Co.	66,200	3,960,084
Professional Services — 2.3%
Equifax Inc.	104,500	3,511,200
FTI Consulting Inc.	196,400	8,077,932	*
Total Professional Services		11,589,132
Road & Rail — 2.1%
Hertz Global Holdings Inc.	747,000	10,801,620	*
Total Industrials		82,268,914
Information Technology — 27.2%
Communications Equipment — 0.8%
Nokia OYJ, ADR	345,000	4,195,200	*
Computers & Peripherals — 3.7%
EMC Corp.	994,200	18,899,742	*
Electronic Equipment, Instruments & Components — 1.8%
Avnet Inc.	121,100	3,871,567	*
Jabil Circuit Inc.	339,500	5,201,140
Total Electronic Equipment, Instruments & Components		9,072,707
Internet Software & Services — 1.1%
eBay Inc.	245,100	5,835,831	*
IT Services — 3.5%
International Business Machines Corp.	138,200	17,827,800
Semiconductors & Semiconductor Equipment — 7.1%
Avago Technologies Ltd.	335,000	6,874,200	*
Micron Technology Inc.	1,690,000	15,801,500	*
Texas Instruments Inc.	520,570	13,540,026
Total Semiconductors & Semiconductor Equipment		36,215,726
Software — 9.2%
MICROS Systems Inc.	178,634	6,638,039	*
Nuance Communications Inc.	510,800	9,332,316	*
Playtech Ltd.	575,947	4,404,165	(a)
Red Hat Inc.	433,781	12,957,038	*
Symantec Corp.	435,800	7,308,366	*
Take-Two Interactive Software Inc.	573,000	6,228,510	*
Total Software		46,868,434
Total Information Technology		138,915,440
Materials — 1.8%
Chemicals — 1.8%
Nalco Holding Co.	375,700	9,291,061
Telecommunication Services — 0.7%
Diversified Telecommunication Services — 0.7%
AT&T Inc.	137,300	3,578,038

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2010 Annual Report	11

Legg Mason Capital Management All Cap Fund

Security			Shares	Value
Utilities — 3.6%
Independent Power Producers & Energy Traders — 3.6%
AES Corp.			1,577,400	$18,203,196	*
Total Common Stocks (Cost — $437,577,399)				507,167,109

		Expiration Date	Warrants
Warrants — 0.5%
Bank of America Corp. (Cost — $2,338,000)		1/16/19	280,000	2,797,200	*
Total Investments Before Short-Term Investment (Cost — $439,915,399)				509,964,309

	Rate	Maturity Date	Face Amount
Short-Term Investment — 0.1%
Repurchase Agreement — 0.1%
Interest in $450,000,000 joint tri-party repurchase agreement dated 4/30/10 with RBS Securities Inc.; Proceeds at maturity — $345,005; (Fully collateralized by various U.S. government obligations, 1.000% to 2.500% due 7/31/11 to 3/31/13; Market value — $351,900) (Cost — $345,000)	0.190%	5/3/10	$345,000	345,000
Total Investments — 99.9% (Cost — $440,260,399#)				510,309,309
Other Assets in Excess of Liabilities — 0.1%				365,771
Total Net Assets — 100.0%				$510,675,080

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $454,491,260.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

12	Legg Mason Capital Management All Cap Fund 2010 Annual Report

Statement of assets and liabilities

April 30, 2010

Assets:
Investments, at value (Cost — $440,260,399)	$510,309,309
Cash	99
Receivable for securities sold	1,911,273
Receivable for Fund shares sold	387,628
Dividends and interest receivable	306,853
Prepaid expenses	42,382
Total Assets	512,957,544

Liabilities:
Payable for Fund shares repurchased	914,434
Payable for securities purchased	537,755
Investment management fee payable	300,920
Distribution fees payable	140,105
Trustees’ fees payable	14,376
Accrued expenses and other liabilities	374,874
Total Liabilities	2,282,464
Total Net Assets	$510,675,080

Net Assets:
Par value (Note 7)	$721
Paid-in capital in excess of par value	1,016,587,954
Overdistributed net investment income	(63,271)
Accumulated net realized loss on investments and foreign currency transactions	(575,901,668)
Net unrealized appreciation on investments and foreign currencies	70,051,344
Total Net Assets	$510,675,080

Shares Outstanding:
Class 1	26,314,640
Class A	28,688,515
Class B	6,586,277
Class C	10,442,145
Class I	81,475

Net Asset Value:
Class 1 (and redemption price)	$7.22
Class A (and redemption price)	$7.18
Class B*	$6.67
Class C*	$6.74
Class I (and redemption price)	$7.23
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$7.62

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2010 Annual Report	13

Statement of operations

For the Year Ended April 30, 2010

Investment Income:
Dividends	$4,241,826
Interest	2,298
Less: Foreign taxes withheld	(2,649)
Total Investment Income	4,241,475

Expenses:
Investment management fee (Note 2)	3,280,744
Transfer agent fees (Note 5)	1,817,715
Distribution fees (Notes 2 and 5)	1,567,324
Legal fees	115,543
Shareholder reports (Note 5)	75,111
Registration fees	60,299
Trustees’ fees	44,061
Audit and tax	26,018
Insurance	10,761
Custody fees	4,957
Miscellaneous expenses	6,258
Total Expenses	7,008,791
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(469,183)
Net Expenses	6,539,608
Net Investment Loss	(2,298,133)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(349,928)
Foreign currency transactions	(1,012)
Net Realized Loss	(350,940)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	197,667,027
Foreign currencies	846
Change in Net Unrealized Appreciation/Depreciation	197,667,873
Net Gain on Investments and Foreign Currency Transactions	197,316,933
Increase in Net Assets From Operations	$195,018,800

See Notes to Financial Statements.

14	Legg Mason Capital Management All Cap Fund 2010 Annual Report

Statement of changes in net assets

For the Years Ended April 30,	2010	2009

Operations:
Net investment income (loss)	$(2,298,133)	$642,309
Net realized loss	(350,940)	(408,729,499)
Change in net unrealized appreciation/depreciation	197,667,873	139,357,613
Increase (Decrease) in Net Assets From Operations	195,018,800	(268,729,577)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(633,835)	—
Decrease in Net Assets From Distributions to Shareholders	(633,835)	—

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	23,715,361	30,617,187
Reinvestment of distributions	633,630	—
Cost of shares repurchased	(83,603,222)	(142,822,109)
Decrease in Net Assets From Fund Share Transactions	(59,254,231)	(112,204,922)
Increase (Decrease) in Net Assets	135,130,734	(380,934,499)

Net Assets:
Beginning of year	375,544,346	756,478,845
End of year*	$510,675,080	$375,544,346
* Includes (overdistributed) and undistributed net investment income, respectively, of:	$(63,271)	$584,458

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2010 Annual Report	15

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:
Class 1 Shares[1]	2010		2009	2008	2007[2]

Net asset value, beginning of year	$ 4.68		$ 7.51	$ 10.36	$ 10.41

Income (loss) from operations:
Net investment income (loss)	(0.01)		0.02	0.01	0.00	[3]
Net realized and unrealized gain (loss)	2.57		(2.85)	(2.86)	(0.05)
Total income (loss) from operations	2.56		(2.83)	(2.85)	(0.05)

Less distributions from:
Net investment income	(0.02)		—	—	—
Total distributions	(0.02)		—	—	—

Net asset value, end of year	$7.22		$4.68	$7.51	$10.36
Total return[4]	54.78	%†	(37.68)%	(27.51)%	(0.48)%

Net assets, end of year (000s)	$189,945		$138,231	$267,372	$450,886

Ratios to average net assets:
Gross expenses	1.16%		1.16%	0.93%	1.06%[5,6]
Net expenses	1.06	[7,8]	1.00 [7,8]	0.90 [7,8]	1.06	[5,6]
Net investment income (loss)	(0.16)		0.45	0.14	0.08	[5]

Portfolio turnover rate	22%		59%	25%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 2, 2007 (inception date) to April 30, 2007.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.06%.

[7]

As a result of an expense limitation agreement, effective July 30, 2007 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not exceed Class A shares’ total net annual operating expenses less the 12b-1 fee differential of 0.25%.

[8]	Reflects fee waivers and/or expense reimbursements.

†	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 53.92%.

See Notes to Financial Statements.

16	Legg Mason Capital Management All Cap Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended April 30:
Class A Shares[1]	2010		2009	2008	2007	2006[2]

Net asset value, beginning of year	$ 4.65		$ 7.49	$ 10.36	$ 9.42	$ 8.02

Income (loss) from operations:
Net investment income (loss)	(0.03)		0.01	(0.01)	0.01	0.01
Net realized and unrealized gain (loss)	2.56		(2.85)	(2.86)	0.93	1.39
Total income (loss) from operations	2.53		(2.84)	(2.87)	0.94	1.40

Less distributions from:
Net investment income	(0.00)	[3]	—	—	—	—
Total distributions	(0.00)	[3]	—	—	—	—

Net asset value, end of year	$7.18		$4.65	$7.49	$10.36	$9.42
Total return[4]	54.42	%†	(37.92)%	(27.70)%	9.98%	17.46%

Net assets, end of year (000s)	$205,900		$144,443	$273,593	$443,226	$91,562

Ratios to average net assets:
Gross expenses	1.47%		1.54%	1.26%	1.20%[5]	1.21%[6]
Net expenses[7]	1.37		1.28 [8]	1.15 [8]	1.18 [5,8,9]	1.19 [6,9]
Net investment income (loss)	(0.47)		0.18	(0.11)	0.14	0.06

Portfolio turnover rate	22%		59%	25%	81%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.18% and 1.16%, respectively.

[6]	The gross and net expense ratios include interest expense. Excluding interest expense, the gross and net expense ratios would have been 1.20% and 1.19%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation agreement, effective February 5, 2007 until September 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.16%.

[9]

As a result of a voluntary expense limitation, prior to February 5, 2007, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.40%.

†	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 53.56%.

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2010 Annual Report	17

For a share of each class of beneficial interest outstanding throughout each year ended April 30:
Class B Shares[1]	2010	2009	2008	2007	2006[2]

Net asset value, beginning of year	$ 4.36	$ 7.06	$ 9.84	$ 9.02	$ 7.74

Income (loss) from operations:
Net investment loss	(0.07)	(0.03)	(0.08)	(0.05)	(0.06)
Net realized and unrealized gain (loss)	2.38	(2.67)	(2.70)	0.87	1.34
Total income (loss) from operations	2.31	(2.70)	(2.78)	0.82	1.28

Net asset value, end of year	$6.67	$4.36	$7.06	$9.84	$9.02
Total return[3]	52.98%†	(38.24)%	(28.25)%	9.09%	16.54%

Net assets, end of year (000s)	$43,905	$36,847	$89,574	$218,812	$71,865

Ratios to average net assets:
Gross expenses	2.29%	2.25%	2.10%	1.93%[4]	1.97%[5]
Net expenses[6]	2.19	2.00 [7]	1.92 [7]	1.90 [4,7,8]	1.95 [5,8]
Net investment loss	(1.28)	(0.55)	(0.90)	(0.53)	(0.70)

Portfolio turnover rate	22%	59%	25%	81%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.91% and 1.88%, respectively.

[5]	The gross and net expense ratios include interest expense. Excluding interest expense, the gross and net expense ratios would have been 1.96% and 1.95%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation agreement, effective February 5, 2007 until September 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares did not exceed 1.93%.

[8]

As a result of a voluntary expense limitation, prior to February 5, 2007, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares did not exceed 2.15%.

†	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 52.06%.

See Notes to Financial Statements.

18	Legg Mason Capital Management All Cap Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended April 30:
Class C Shares[1]	2010		2009	2008	2007	2006[2]

Net asset value, beginning of year	$ 4.38		$ 7.09	$ 9.86	$ 9.03	$ 7.74

Income (loss) from operations:
Net investment loss	(0.05)		(0.01)	(0.07)	(0.04)	(0.06)
Net realized and unrealized gain (loss)	2.41		(2.70)	(2.70)	0.87	1.35
Total income (loss) from operations	2.36		(2.71)	(2.77)	0.83	1.29

Net asset value, end of year	$6.74		$4.38	$7.09	$9.86	$9.03
Total return[3]	53.88	%†	(38.22)%	(28.09)%	9.19%	16.67%

Net assets, end of year (000s)	$70,336		$55,813	$125,841	$266,870	$190,538

Ratios to average net assets:
Gross expenses	1.90%		1.86%	1.79%	1.85%[4]	1.93%[5]
Net expenses	1.80	[6]	1.71 [6]	1.79	1.85 [4,6,7]	1.91 [5,6,7]
Net investment loss	(0.89)		(0.26)	(0.77)	(0.40)	(0.65)

Portfolio turnover rate	22%		59%	25%	81%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have both been 1.83%.

[5]	The gross and net expense ratios include interest expense. Excluding interest expense, the gross and net expense ratios would have been 1.93% and 1.90%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a voluntary expense limitation agreement, prior to February 5, 2007, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 2.15%.

†	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 52.97%.

See Notes to Financial Statements.

Legg Mason Capital Management All Cap Fund 2010 Annual Report	19

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:
Class I Shares[1]	2010		2009	2008[2]

Net asset value, beginning of year	$4.69		$ 7.51	$10.26

Income (loss) from operations:
Net investment income (loss)	(0.01)		0.04	0.02
Net realized and unrealized gain (loss)	2.58		(2.86)	(2.77)
Total income (loss) from operations	2.57		(2.82)	(2.75)

Less distributions from:
Net investment income	(0.03)		—	—
Total distributions	(0.03)		—	—

Net asset value, end of year	$7.23		$4.69	$7.51
Total return[3]	54.76	%†	(37.55)%	(26.80)%

Net assets, end of year (000s)	$589		$210	$99

Ratios to average net assets:
Gross expenses	1.17%		0.99%	0.90%[4]
Net expenses	1.01	[5,6]	0.61 [5]	0.90 [4]
Net investment income (loss)	(0.14)		0.79	0.49 [4]

Portfolio turnover rate	22%		59%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 2, 2007 (inception date) to April 30, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation agreement, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.00%.

†	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 54.33%.

See Notes to Financial Statements.

20	Legg Mason Capital Management All Cap Fund 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Capital Management All Cap Fund (formerly known as Legg Mason Partners All Cap Fund) (the “Fund”) is a non-diversified separate investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

Legg Mason Capital Management All Cap Fund 2010 Annual Report	21

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$60,053,813	$3,725,760	—	$63,779,573
Information technology	134,511,275	4,404,165	—	138,915,440
Other common stocks	304,472,096	—	—	304,472,096
Warrants	2,797,200	—	—	2,797,200
Total long-term investments	$501,834,384	$8,129,925	—	$509,964,309
Short-term investment†	—	345,000	—	345,000
Total investments	$501,834,384	$8,474,925	—	$510,309,309

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of

22	Legg Mason Capital Management All Cap Fund 2010 Annual Report

Notes to financial statements (cont’d)

the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$2,450,317	$26,625,535	$(29,075,852)
(b)	(166,078)	166,078	—

(a)	Reclassifications are primarily due to a tax net operating loss and the expiration of a capital loss carryover.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of distributions received from certain investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Capital Management, Inc. (“LMCM”) is the Fund’s investment manager and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the sub-administrator to the Fund. LMCM and LMPFA are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average daily net assets up to $2 billion and 0.65% of the Fund’s average daily net assets in excess of $2 billion.

Effective January 1, 2009, LMCM had voluntarily agreed to waive its entire management fee until June 30, 2009. For the period May 1, 2009 through June 30, 2009, LMCM waived its management fee amounting to $468,940.

LMPFA provides certain administrative services to the Fund pursuant to a sub-administration agreement between LMCM and LMPFA. LMCM, not the Fund, pays LMPFA for its services as sub-administrator.

As a result of an expense limitation agreement between the Fund and LMCM, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses to average net assets of Class 1 shares will not exceed the total net annual operating expense of Class A shares less the 12b-1 differential of 0.25%. In

Legg Mason Capital Management All Cap Fund 2010 Annual Report	23

addition, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.00%. These expense limitation agreements cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

During the year ended April 30, 2010, LMCM waived and/or reimbursed expenses amounting to $243.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended April 30, 2010, LMIS and its affiliates received sales charges of approximately $69,000 on sales of the Fund’s Class A shares. In addition, for the year ended April 30, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$40,000	$3,000

*	Amount represents less than $1,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of April 30, 2010, the Fund had accrued $5,499 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended April 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$101,491,402
Sales	159,613,421

At April 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$124,474,618
Gross unrealized depreciation	(68,656,569)
Net unrealized appreciation	$55,818,049

24	Legg Mason Capital Management All Cap Fund 2010 Annual Report

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly Statement of Financial Accounting Standards No. 161) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended April 30, 2010, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class.

The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended April 30, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses*
Class 1	—	$682,939	$8,847
Class A	$461,222	824,015	17,506
Class B	434,591	224,501	5,704
Class C	671,511	84,990	8,330
Class I	—	1,270	6
Total	$1,567,324	$1,817,715	$40,393

*	For the period April 1, 2009 through September 8, 2009. Subsequent to September 8, 2009, these expenses were accrued as common fund expenses.

For the year ended April 30, 2010, waivers and/or expense reimbursements by class were as follows:

Waivers/ Reimbursements
Class 1	$172,771
Class A	181,236
Class B	45,545
Class C	69,123
Class I	508
Total	$469,183

6. Distributions to shareholders by class

	Year Ended April 30, 2010	Year Ended April 30, 2009
Net Investment Income:
Class 1	$616,743	—
Class A	15,891	—
Class B	—	—
Class C	—	—
Class I	1,201	—
Total	$633,835	—

7. Shares of beneficial interest

At April 30, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Legg Mason Capital Management All Cap Fund 2010 Annual Report	25

Transactions in shares of each class were as follows:

	Year Ended April 30, 2010		Year Ended April 30, 2009
	Shares	Amount	Shares	Amount

Class 1
Shares issued on reinvestment	90,698	$616,743	—	—
Shares repurchased	(3,315,183)	(20,897,912)	(6,051,164)	$(32,414,972)
Net decrease	(3,224,485)	$(20,281,169)	(6,051,164)	$(32,414,972)
Class A
Shares sold	3,128,611	$19,392,558	4,579,071	$25,221,780
Shares issued on reinvestment	2,317	15,687	—	—
Shares repurchased	(5,488,765)	(34,335,501)	(10,051,241)	(55,057,819)
Net decrease	(2,357,837)	$(14,927,256)	(5,472,170)	$(29,836,039)

Class B
Shares sold	528,055	$2,993,047	841,485	$3,977,419
Shares repurchased	(2,401,367)	(13,919,438)	(5,063,917)	(27,479,196)
Net decrease	(1,873,312)	$(10,926,391)	(4,222,432)	$(23,501,777)

Class C
Shares sold	165,683	$948,804	261,072	$1,179,702
Shares repurchased	(2,453,244)	(14,327,833)	(5,291,845)	(27,772,552)
Net decrease	(2,287,561)	$(13,379,029)	(5,030,773)	$(26,592,850)

Class I
Shares sold	54,465	$380,952	55,405	$238,286
Shares issued on reinvestment	176	1,200	—	—
Shares repurchased	(17,986)	(122,538)	(23,715)	(97,570)
Net increase	36,655	$259,614	31,690	$140,716

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended April 30, were as follows:

	2010	2009

Distributions Paid From:
Ordinary income	$633,835	—

As of April 30, 2010, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(561,437,735)
Other book/tax temporary differences(a)	(296,343)
Unrealized appreciation/(depreciation)(b)	55,820,483
Total accumulated earnings/(losses) — net	$(505,913,595)

*	As of April 30, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
4/30/2011	$(107,422,781)
4/30/2012	(11,972,942)
4/30/2013	(221,005)
4/30/2017	(267,247,472)
4/30/2018	(174,573,535)
$(561,437,735)

These amounts will be available to offset any future taxable capital gains. However, $119,616,728, of this amount is subject to an annual limitation as a result of a previous reorganization.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and book/tax differences in the treatment of a partnership interest.

26	Legg Mason Capital Management All Cap Fund 2010 Annual Report

Notes to financial statements (cont’d)

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or subtransfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. All other amounts not previously distributed were retained by the U.S. Treasury. The Fund has received $48, $477,842, $544,870 and $831,056 for Classes 1, A, B and C, respectively, related to this distribution.

Legg Mason Capital Management All Cap Fund 2010 Annual Report	27

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM based on the May 31, 2005 settlement order issued against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued

28	Legg Mason Capital Management All Cap Fund 2010 Annual Report

Notes to financial statements (cont’d)

its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

Legg Mason Capital Management All Cap Fund 2010 Annual Report	29

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Capital Management All Cap Fund (formerly Legg Mason Partners All Cap Fund), a series of Legg Mason Partners Equity Trust, as of April 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Capital Management All Cap Fund as of April 30, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 25, 2010

30	Legg Mason Capital Management All Cap Fund

Board approval of management agreement

(unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement, pursuant to which Legg Mason Capital Management, Inc. (the “Manager”) provides the Fund with investment advisory and administrative services and day-to-day management of the Fund’s portfolio. (The management agreement is referred to as the “Agreement.”) The Manager is a wholly-owned subsidiary of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager. The Independent Trustees requested and received information from the Manager they deemed reasonably necessary for their review of the Agreement and the performance of the Manager. Included was information about the Manager and the Fund’s distributor, as well as the management and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreement, the Independent Trustees considered whether the approval of the Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Agreement during the past year. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the quality of the administrative and other services provided by the Manager and its affiliates. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Agreement by the Manager.

Legg Mason Capital Management All Cap Fund	31

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional multi-cap core funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three- and five-year periods ended June 30, 2009. The Fund performed better than the median for the one-year period, but below the median for the three- and five-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2009, which showed the Fund’s performance had improved significantly compared to the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance Universe during certain periods under review. The Trustees noted that the Manager had recently made certain changes to the investment policies and management of the Fund and was committed to providing the resources necessary to assist the portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward, which was reflected in the Fund’s performance for periods ended September 30, 2009. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager charged any of its U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of 15 retail front-end load multi-cap core funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load multi-cap core funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were lower than the median of management fees paid by the other funds

32	Legg Mason Capital Management All Cap Fund

Board approval of management agreement

(unaudited) (cont’d)

in the Expense Group and the Fund’s Actual Management Fee was lower than the average management fee paid by the other funds in the Expense Universe, and that the Fund’s actual total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the funds in the Expense Universe. The Trustees noted that the Manager had agreed to a fee waiver and/or expense reimbursement arrangement which could not be terminated prior December 31, 2011 without the Trustees’ consent.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Fund’s Contractual Management Fee had breakpoints, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders as the Fund’s assets grow than if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreement.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement.

Legg Mason Capital Management All Cap Fund	33

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Capital Management All Cap Fund (formerly known as Legg Mason Partners All Cap Fund) (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Independent Trustees†:

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

34	Legg Mason Capital Management All Cap Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

David E. Maryatt

Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Legg Mason Capital Management All Cap Fund	35

Independent Trustees cont’d

John J. Murphy

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Director, Nicholas Applegate Institutional Funds (12 funds) (since 2005); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Jerry A. Viscione

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer

R. Jay Gerken, CFA[3]

Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. (“Legg Mason”) or its affiliates; President and CEO, Smith Barney Fund Management LLC (“SBFM”) and Chairman, President and CEO, Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (“CGM”) (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)
Number of funds in fund complex overseen by Trustee	133
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (2002 to 2006)

36	Legg Mason Capital Management All Cap Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason & Co. (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co., LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (2002 to 2005)

John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2007 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. or its predecessors (since 2004); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual and Deputy General Counsel Funds for Legg Mason & Co. and its predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. and its predecessors (since 2003)

Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. and its predecessors (since 2006); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005)

Legg Mason Capital Management All Cap Fund	37

Additional Officers cont’d

Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. (since 2005); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. (2005 to 2010); formerly, Vice President at CAM (1996 to 2005); formerly, Chief Financial Officer and Treasurer of certain mutual funds associated with certain predecessor firms of Legg Mason & Co. (2004 to 2005); formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason & Co. (2002 to 2004)

Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. (2007 to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. (2005 to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005); formerly, Director of Global Fund Administration, CAM (1996 to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section (a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

38	Legg Mason Capital Management All Cap Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended April 30, 2010:

Record date	12/28/2009
Payable date	12/29/2009
Ordinary income
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends received deduction for corporations	100.00%

Please retain this information for your records.

Legg Mason Capital Management

All Cap Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Capital Management, Inc.

Sub-administrator

Legg Mason Partners Fund Advisor, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

PNC Global Investment Servicing

4400 Computer Drive

Westborogh, MA 0158

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Capital Management All Cap Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Capital Management All Cap Fund

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Capital Management All Cap Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eighth-largest money manager in the world, according to Pensions & Investments, May 31, 2010, based on 12/31/09 worldwide institutional assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02330 6/10 SR10-1118

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed in the last two fiscal years ending April 30, 2009 and April 30, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,000 in 2009 and $28,500 in 2010.

(b)	Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting.

(c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $17,800 in 2009 and $3,300 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e)	Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1)	The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implements policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)	For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f)	N/A

(g)	Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2010.

(h)	Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

(b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: June 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: June 30, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: June 30, 2010